SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENT
SUBSEQUENT EVENT
25.	SUBSEQUENT EVENT

On March 25, 2025, the Group entered into a loan agreement with Industrial and Commercial Bank to borrow RMB10.0 million as working capital for one year, with a maturity date of March 26, 2026. These loans have a fixed interest rate of 2.75% per annum.

On January 8, 2025, the Group entered into a loan agreement with Bank of China to borrow RMB30.0 million as working capital for one year. The loan was withdrawn on January 15, 2025 and as a maturity date in January 15, 2026. The loan has a fixed interest rate of 2.85% per annum.

The Group entered into a line of credit agreement with Agricultural Bank of China (See Note 12). As of the date of this report, the Group borrowed additional RMB1,118 under the line of credit, with interest rate of 2.85% per annum. The Group repaid a total of RMB14,818, and the outstanding balance of long-term borrowings was RMB91,545 as of the date of this report.

On July 14, 2025, the Company announced that its board of directors has approved the declaration and distribution of a special dividend (the “Special Dividend”) of US$0.0293 per ordinary share (US$0.0880 per American depositary share, or ADS). The aggregate amount of the Special Dividend was approximately US$6 million. The Special Dividend was paid to the holders of the Company’s ordinary shares on August 18, 2025, and to the holders of the Company’s ADSs on August 21, 2025, of record, as of the close of business on July 31, 2025. The Special Dividend paid to the holders of ADSs was subject to the terms of the deposit agreement.

The Group has evaluated other subsequent events from January 1, 2025 up through the date the Group filed these consolidated financial statements and the Group did not identify any subsequent events with material financial impact on the Group’s consolidated financial statements.